UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Adobe Systems Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M19989-P89530 Meeting Information Meeting Type: Annual Meeting of Stockholders Date: April 16, 2010 Time: 9:00 a.m., local time Location: You are receiving this communication because you hold shares in Adobe Systems Incorporated. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. ADOBE SYSTEMS INCORPORATED *** Exercise Your Right to Vote *** IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS Adobe Systems Incorporated East Tower Building 321 Park Avenue San Jose, CA 95110-2704 345 PARK AVENUE SAN JOSE, CA 95110-2704 For holders as of: February 22, 2010

M19990-P89530 Proxy Materials Available to VIEW or RECEIVE: Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Annual Meeting of Stockholders you will need to request a ballot to vote these shares. For directions to the meeting, please visit www.adobe.com/aboutadobe/maps/sj_map.html. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 4, 2010 to facilitate timely delivery. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. LETTER TO STOCKHOLDERS NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

Voting oting Items M19991-P89530 1c. James E. Daley 1d. Charles M. Geschke 1e. Shantanu Narayen 2. Approval of the amendment of the Adobe Systems Incorporated 2003 Equity Incentive Plan. 1a. Edward W. Barnholt 1. Election of the five (5) Class I Directors to serve for a two-year term. Nominees: The Board of Directors recommends a vote FOR all nominees: 3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending on December 3, 2010. 1b. Michael R. Cannon NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote FOR Proposals 2 and 3.

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